UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported): June 14, 2018

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DIFFUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Carlton Avenue, Suite 200 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Diffusion Pharmaceuticals Inc. (the “Company”) was held on June 14, 2018. A quorum was present at the Annual Meeting. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2018 (the “Proxy Statement”), were: (1) to elect seven persons to serve as directors until the Company’s next annual meeting of stockholders or until their respective successors are elected and qualified; (2) to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; (3) to approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of the shares of the Company’s common stock, par value $0.001 per share, at a ratio of not less than one-to-two and not greater than one-to-fifteen, with the exact ratio and effective time of the reverse stock split to be determined by the Company’s Board of Directors, if at all; and (4) to approve, on an advisory basis, the compensation of the Company’s named executive officers during the year ended December 31, 2017, as disclosed in the Proxy Statement. At the Annual Meeting, the Company’s stockholders approved each of the proposals other than Proposal 4, and the final results were as follows:

(1)	Election of seven persons to serve as directors until the Company’s 2019 Annual Meeting of Stockholders or until their respective successors are elected and qualified:

	For	Withheld	Broker Non-Votes
David G. Kalergis	15,343,243	3,830,989	18,173,941
Isaac Blech	16,792,809	2,381,423	18,173,941
John L. Gainer, Ph.D.	18,231,570	942,662	18,173,941
Robert Adams	16,596,349	2,577,883	18,173,941
Mark T. Giles	16,449,328	2,724,904	18,173,941
Alan Levin	16,869,374	2,304,858	18,173,941
Robert R. Ruffolo	16,872,164	2,302,068	18,173,941

(2)	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

For	Against	Abstain
35,912,411	386,460	1,049,302

(3)

Approval of an amendment to the Charter to effect a reverse stock split of the shares of the Company’s common stock, par value $0.001 per share, at a ratio of not less than 1-to-2 and not greater than 1-to-15, with the exact ratio and effective time of the reverse stock split to be determined by the Company’s Board of Directors, if at all:

For	Against	Abstain
32,874,791	3,152,450	1,320,932

(4)	Approval, on an advisory basis, of the compensation of the Company’s named executive officers during the year ended December 31, 2017, as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
8,929,949	9,998,110	246,173	18,173,941

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2018	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ David G. Kalergis
Name: David G. Kalergis Title: Chief Executive Officer